ANNUAL REPORT -- December 31, 1998


      SKYLINE SPECIAL
         EQUITIES PORTFOLIO


      SKYLINE SPECIAL EQUITIES PORTFOLIO
      SKYLINE SMALL CAP VALUE PLUS
      SKYLINE SMALL CAP CONTRARIAN




            SKYLINE FUNDS

- LETTER from William M. Dutton, Portfolio Manager:(1)
---------------------------------------------
                                                               December 31, 1998

Dear Shareholder:

OVERVIEW

The Fund showed a gain of 10.97% in the 4th quarter, as the stock market moved up strongly from its depressed level in September. For the year, the Fund showed a loss of 7.17% due to its decline in the second and third quarters of 1998. The Russell 2000 Index delivered a gain of 16.31% for the 4th quarter and showed a loss of 2.55% for the year. The Fund lagged the Index primarily because of its sector weightings, which were tilted toward economically sensitive stocks, a group that performed poorly for both the quarter and the year. While it is disappointing to trail the Index, we are very proud of our long-term consistent performance record. The Fund has trailed the Russell 2000 Index in only two of its 12 years of operation.

MARKET REVIEW

The big news of 1998 was the dominant performance of large company stocks compared to small company stocks. The S&P 500 Index showed a gain of 28.76% for the year compared to a loss of 2.55% for the Russell 2000 Index. This is the greatest disparity in performance between large and small company stocks since the Russell 2000 Index was created in 1979 and is likely one of the largest in the history of the stock market. Performance was directly correlated to size in 1998 as, even within the S&P 500 Index, the larger companies did better than the smaller companies. Interestingly, while the S&P 500 Index gained almost 30% for the year, the majority of stocks on the New York Stock Exchange showed a loss for the year.

The difference in performance in 1998 between large and small company stocks is explained by changes in their price/earnings multiples, as profit growth appears to have been about the same for each sector. With long-term interest rates declining from about 6% to 5% during the year, the P/E multiple of the S&P 500 Index increased nearly 30% and the P/E multiple of the Russell 2000 Index declined about 10%. It is highly unusual for such a major valuation diversion to occur. Most stock market observers attribute it to investors' desire for safety and liquidity during a time of international financial problems and fears of worldwide recession. Also, the increasing popularity of indexing techniques enhanced the returns of large cap stocks. While investors favored large cap stocks during 1998 for these reasons, we believe a terrific opportunity for small cap stocks has been created since they are at extraordinarily low relative valuation levels.

While the Russell 2000 Index ended the year nearly unchanged, there was enormous volatility during the year. Small stocks began the year with a nice advance, only to fall nearly 40% from their peak in April to their trough in early October. The subsequent rally, aided by three interest rate cuts by the Federal Reserve Board, nearly brought the Index back to even. This volatility was caused by two key problems. First, investors

                       ANNUAL REPORT - DECEMBER 31, 1998                       1
became very nervous about overseas problems in Asia, Latin America, and Russia. Second, U.S. companies began experiencing profit deterioration in the middle of the year.

Within the small cap market, growth stock investors showed better returns than value investors for both the fourth quarter and the year. Growth stock investors were helped by superior returns in technology, health care, and consumer stocks, areas in which they tend to focus. Value investors were hurt by sub-par returns in financial, energy, and economically sensitive stocks. While economic statistics indicate that the economy is healthy, economic weakness showed up in the industrial side of the economy and in the energy sector, hurting stock returns in those areas. Though pockets of the economy remain strong, such as the consumer area, overall economic growth has moderated somewhat over the past year. In general, a slowdown in economic growth causes problems for value-oriented investors.

PORTFOLIO REVIEW

The Fund showed a gain of 10.97% in the 4th quarter compared to a gain of 16.31% for the Russell 2000 Index. For the year, the Fund showed a loss of 7.17% compared to a loss of 2.55% for the Russell 2000 Index. The Fund lagged the Index primarily because its value-oriented investment style led to heavily weighted positions in economically sensitive industries, which were hurt by the slowdown in the economy, and low weightings in technology and utilities, the two top performing sectors in the market for the year. Also, stock selection was not as strong as usual, as the Fund had too many stocks show significant declines.

In terms of sector performance, results were quite mixed for both the fourth quarter and the year. The consumer and financial sectors, which made up 40%-50% of the Fund for most of the year, generally performed well, showing nice gains for both periods. On the other hand, economically sensitive sectors, which made up about 30%-35% of the Fund, showed sub-par returns for the quarter and negative returns for the year. The energy sector was a problem all year, although it did not significantly hurt the Fund because of its low weighting.

In terms of individual stock selection, the Fund had too many stocks show significant declines during the year. Most of the major stock setbacks occurred in sectors where there were major fundamental problems such as the energy, industrial, and technology areas. Certain individual stocks in these sectors were severely hurt by Asian related problems.

OUTLOOK

Our outlook for the Fund is extremely positive, particularly over the next three to five years. The most positive factor is the attractive relative valuation of the Fund. On a P/E multiple basis, the Fund trades at an approximate 30% discount to the Russell 2000 Index and a 44% discount to the S&P 500 Index. The Fund has never traded at such a large discount to the S&P 500 Index. The P/E of the Fund is approximately 14 times trailing 12-month earnings, which is extremely inexpensive in a 5% interest rate environment.

2                       ANNUAL REPORT - DECEMBER 31, 1998

In our opinion, a strong economy is the best catalyst for improving stock prices in the Fund. The Federal Reserve Board and central banks around the world are lowering interest rates to generate better economic growth. If they are successful, it should create an environment where most companies show improving earnings. Also, it would likely improve investor confidence, a necessary condition in order to improve the valuation of small cap stocks.

Our only reservation is about near-term performance. This is because certain segments of the stock market appear to be at inflated levels, particularly large cap growth stocks and certain technology stocks. If these segments of the market decline, the Fund will almost certainly decline also. However, we are extremely optimistic about performance over the long term since the valuation of the Fund today is so compelling relative to both large cap stocks and current interest rates.

/s/ WILLIAM M. DUTTON

- PORTFOLIO Characteristics(1)
---------------------------------------------

                                              SPECIAL
                                              EQUITIES        RUSSELL 2000        S&P 500

 P/E RATIO (MEDIAN)                             13.8              20.0             24.6
 PRICE/BOOK                                     1.95              2.53             4.87
 PRICE/SALES                                    0.67              1.30             2.02
---------------------------------------------------------------------------------------------
 EPS GROWTH--5 YRS (HISTORICAL)                15.7%              16.6%            17.2%
 EPS GROWTH--1 YR (FORECASTED)                 15.7%              18.6%            12.2%
---------------------------------------------------------------------------------------------
 MARKET CAP $ WGHTD. MED.                   $460 million      $750 million      $60 billion
 PORTFOLIO VALUE                            $445 million      $855 billion    $9,907 billion
 NUMBER OF HOLDINGS                              84               1,932             500
 --------------------------------------------------------------------------------
 TICKER SYMBOL:                                SKSEX
 CUSIP #:                                    830833208
 INITIAL INVESTMENT:                           $1,000
 SUBSEQUENT INVESTMENT:                         $100
 NET ASSET VALUE (PER SHARE):                  $19.78
 1998 DISTRIBUTIONS (PER SHARE):
  LONG-TERM CAPITAL GAIN                       $0.21
  SHORT-TERM CAPITAL GAIN                      $0.11

                       ANNUAL REPORT - DECEMBER 31, 1998                       3

- PERFORMANCE (%)(1)
-------------------------------------------------

                            4Q             3
                           1998   1998   YRS.
 SPECIAL EQUITIES          10.97  -7.17  17.90
 RUSSELL 2000              16.31  -2.55  11.58
 S&P 500                   21.31  28.76  28.40

                                  CALENDAR YEARS
                           1998  1997  1996  1995  1994
 SPECIAL EQUITIES          -7.2  35.4  30.4  13.8  -1.2
 RUSSELL 2000              -2.6  22.4  16.5  28.4  -1.8
 S&P 500                   28.8  33.4  23.3  37.5  1.3

- SECTOR Weightings (as of December 31, 1998)
------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Autos & Transportation         10.8%
Consumer Discretionary         29.5%
Consumer Staples                1.5%
Energy                          2.1%
Financial Services             16.4%
Health Care                     2.1%
Materials & Processing         13.9%
Producer Durables              10.0%
Technology                      6.5%
Cash                            7.2%

4                       ANNUAL REPORT - DECEMBER 31, 1998

--------------------------------------------------------------------------------

                             5     10       SINCE
                           YRS.   YRS.   INCEPTION(2)
 SPECIAL EQUITIES          13.02  18.26       16.17
 RUSSELL 2000              11.86  12.92       10.41
 S&P 500                   24.15  19.22       16.47

                           1993  1992  1991  1990   1989  1988   1987(2)
 SPECIAL EQUITIES          22.9  42.5  47.4   -9.3  24.0  29.7  -16.9
 RUSSELL 2000              18.9  18.4  46.1  -19.5  16.2  24.9  -24.3
 S&P 500                   10.0  7.7   30.6   -3.2  31.4  16.5  -12.0

- SECTOR Performance (as of December 31, 1998)
--------------------------------------------------------------------------------

                           4Q 1998                                                  YTD 1998
   -------------------------------------------------------   -------------------------------------------------------
                                     SPECIAL     RUSSELL                                       SPECIAL     RUSSELL
                                    EQUITIES       2000                                       EQUITIES       2000
   Consumer Staples                      58.1%       14.8%   Health Care                           42.2%        3.3%
   Technology                            36.9        32.9    Consumer Staples                      18.1         1.3
   Autos & Transportation                18.5        23.9    Financial Services                    12.1        -7.2
   Producer Durables                     11.9        19.9    Consumer Discretionary                 8.1         3.8
   Financial Services                     9.5         6.3    Autos & Transportation               - 6.1         1.1
   Consumer Discretionary                 9.2        21.4    Technology                           -14.1        12.8
   Materials & Processing                 8.3        10.2    Materials & Processing               -26.2       -12.3
   Health Care                            0.0        27.0    Producer Durables                    -27.9        -7.2
   Energy                               -16.8       -15.5    Energy                               -62.0      - 49.6
   Other                                 N/A*        14.8    Other                                 N/A*       -16.0
   Utilities                             N/A*        12.5    Utilities                             N/A*        12.1

* Not Applicable

                       ANNUAL REPORT - DECEMBER 31, 1998                       5

- TOP Ten Holdings(3)

                                                             % OF NET ASSETS

-----------------------------------------------------------------------------

 DELPHI FINANCIAL GROUP, INC.
  Accident & health insurance                                            2.8%

 NEW ENGLAND BUSINESS
  Business forms                                                         2.7%

 INTERPOOL, INC.
  Container leasing firm                                                 2.5%

 LANDSTAR SYSTEM, INC.
  Truckload carrier                                                      2.2%

 WORLD COLOR PRESS, INC.
  Commercial printer                                                     2.0%

 HELLER FINANCIAL, INC.
  Commercial finance                                                     2.0%

 IHOP CORP.
  Casual dining                                                          1.9%

 ZALE CORP.
  Jewelry retailer                                                       1.8%

 BLACK BOX CORP.
  Networking/communication products                                      1.8%

 CITATION CORP.
  Castings manufacturer                                                  1.8%

 TOP TEN HOLDINGS                                                       21.5%

- STOCK Highlights(3)
---------------------------------------------

 RAYMOND JAMES FINANCIAL, INC. (RJF)
RJF is a full service broker-dealer engaged in most aspects of securities distribution and investment banking. RJF generates superior earnings growth through its ability to consistently grow its sales force at an above average rate. Financial advisors are attracted to RJF because unlike the major Wall Street firms, at RJF, advisors can operate as independent contractors. By operating independently, advisors have full control over the management of their business and the opportunity to earn more if they generate sales and control costs. Advisors are also attracted to RJF's broad range of products and high service levels. Priced at 12x last 12 months' earnings per share, RJF is an inexpensive stock.

 THE STANDARD REGISTER COMPANY (SR)
SR designs, manufactures, and sells business forms and provides short-run printing services to businesses. SR is expected to show above average earnings growth through the consolidation of UARCO, an acquisition that increased company sales by nearly 50%. This acquisition enhances SR's market position and provides significant opportunities to achieve economies of scale. SR will also benefit from the introduction of new products such as electronic forms and continued geographic expansion of its quick-print operations. SR is an inexpensive stock trading at a multiple of only 11 times estimated earnings for the 1999 year.

6                       ANNUAL REPORT - DECEMBER 31, 1998

- CHANGE in Value of a $10,000 Investment(1)
---------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         SPECIAL         RUSSELL      S&P
                    EQUITIES PORTFOLIO    2000        500
Initial Investment             $10,000    $10,000    $10,000
1987                            $8,314     $7,567     $8,794
1988                           $10,787     $9,449    $10,247
1989                           $13,377    $10,986    $13,469
1990                           $12,135     $8,843    $13,037
1991                           $17,885    $12,914    $17,018
1992                           $25,470    $15,294    $18,325
1993                           $31,289    $18,184    $20,158
1994                           $30,929    $17,582    $20,424
1995                           $35,206    $22,932    $28,087
1996                           $45,897    $26,715    $34,617
1997                           $62,161    $32,663    $46,172
1998                           $57,703    $31,849    $59,513

Note: Past performance is no guarantee of future results. See "Notes to Performance" below.

NOTES TO PERFORMANCE

(1) The performance for the one, three, five, and ten years ended December 31, 1998, and for the period April 23, 1987 (inception) through December 31, 1998, is an average annual return calculation which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

    The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

    Source: Frank Russell Company.

    Distributions were paid to shareholders in December of 1998.

(2) Return is calculated from the Fund's inception on April 23, 1987.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies.

Distributor: Funds Distributor Inc.

                       ANNUAL REPORT - DECEMBER 31, 1998                       7

- PORTFOLIO Holdings as of December 31, 1998
------------------------------------------------------------------------

                                                   COMPANY                 NUMBER        MARKET
                                                 DESCRIPTION              OF SHARES       VALUE
                                     -----------------------------------  ---------   -------------
COMMON STOCKS
AUTOS & TRANSPORTATION - 10.8%
  AUTO RELATED - 2.8%
Aftermarket Technology(a)            Auto drive train products             325,600    $   2,564,100
Delco Remy International, Inc.(a)    Starters & alternators                370,400        3,634,550
Intermet Corp.                       Metal castings                        470,100        6,140,681
                                                                                      -------------
                                                                                         12,339,331
  OTHER TRANSPORTATION - 4.6%
Interpool, Inc.                      Container leasing firm                669,900       11,220,825
Kitty Hawk, Inc.(a)                  Air freight services                  310,900        3,419,900
Monaco Coach Corp.(a)                RV producer                           198,900        5,270,850
Trailer Bridge, Inc.(a)              Marine transportation                 316,800          485,100
                                                                                      -------------
                                                                                         20,396,675
  TRUCKING - 3.4%
Landstar System, Inc.(a)             Truckload carrier                     242,000        9,861,500
U.S. Xpress Enterprises, Inc.(a)     Truckload carrier                     367,000        5,505,000
                                                                                      -------------
                                                                                         15,366,500
                                                                                      -------------
  TOTAL AUTOS & TRANSPORTATION                                                           48,102,506

CONSUMER DISCRETIONARY - 29.5%
  APPAREL/TEXTILES - 1.6%
Gerber Childrenswear, Inc.(a)        Infant/toddler apparel                220,500        1,915,594
Kellwood Co.                         Apparel manufacturer                  208,200        5,205,000
                                                                                      -------------
                                                                                          7,120,594
  COMMERCIAL SERVICES - 6.6%
Borg-Warner Security(a)              Security services                     280,700        5,263,125
Daisytek International Corp.(a)      Computer supplies                     272,900        5,185,100
New England Business                 Business forms                        303,800       11,886,175
Standard Register Co. (The)          Business forms                        237,700        7,353,844
                                                                                      -------------
                                                                                         29,688,244
  CONSUMER PRODUCTS/SERVICES - 1.3%
Gibson Greetings, Inc.(a)            Greeting cards                        243,600        2,892,750
Maxwell Shoe Co. Inc.(a)             Footwear company                      264,200        2,889,687
                                                                                      -------------
                                                                                          5,782,437
  PRINTING/PUBLISHING - 4.0%
Banta Corp.                          Commercial printer                    226,200        6,192,225
Cadmus Communications Corp.          Commercial printer                    135,900        2,565,113
World Color Press, Inc.(a)           Commercial printer                    297,100        9,042,981
                                                                                      -------------
                                                                                         17,800,319
  RESTAURANTS - 6.0%
CEC Entertainment, Inc.(a)           Children-oriented casual dining       205,100        5,691,525
IHOP Corp.(a)                        Casual dining                         212,100        8,470,744
O'Charley's Inc.(a)                  Casual dining                         385,150        5,440,244
Ryan's Family Steak Houses(a)        Casual dining                         381,500        4,721,062
Sonic Corp.(a)                       Fast-food restaurants                  90,900        2,261,138
                                                                                      -------------
                                                                                         26,584,713

8                       ANNUAL REPORT - DECEMBER 31, 1998

------------------------------------------------------------------------

                                                   COMPANY                 NUMBER        MARKET
                                                 DESCRIPTION              OF SHARES       VALUE
                                     -----------------------------------  ---------   -------------
  RETAIL - 10.0%
Ames Department Stores, Inc.(a)      Major discount retail chain           179,300    $   4,841,100
Discount Auto Parts, Inc.(a)         Auto parts stores                     335,200        7,353,450
Fingerhut Companies, Inc.            Catalog retailer                       54,600          842,888
Finlay Enterprises, Inc.(a)          Leased jewelry departments            227,100        2,299,388
Jo-Ann Stores, Inc.(a)               Fabric/craft stores                   219,900        3,545,887
MarineMax, Inc.(a)                   Recreational boats                    289,700        2,281,387
Michaels Stores, Inc.(a)             Arts & crafts stores                  107,300        1,941,459
Pier 1 Imports, Inc.                 Housewares stores                     527,100        5,106,281
Stein Mart, Inc.(a)                  Off-price apparel chain               258,600        1,802,119
Tractor Supply Co.(a)                Farm-related products                 254,300        6,103,200
Zale Corp.(a)                        Jewelry retailer                      253,500        8,175,375
                                                                                      -------------
                                                                                         44,292,534
                                                                                      -------------
  TOTAL CONSUMER DISCRETIONARY                                                          131,268,841

CONSUMER STAPLES - 1.5%
  CONSUMER STAPLES - 1.5%
International Multifoods Corp.       Foodservice distribution              259,700        6,703,506

ENERGY - 2.1%
  EXPLORATION & PRODUCTION - 0.5%
Miller Exploration Co.(a)            Oil & gas producer                    446,100        2,007,450

  OTHER ENERGY - 1.6%
Cal Dive International, Inc.(a)      Oil services company                  135,300        2,807,475
MarkWest Hydrocarbon, Inc.(a)        Natural gas processing                272,300        2,450,700
Willbros Group, Inc.(a)              Engineering/construction firm         322,600        1,794,463
                                                                                      -------------
                                                                                          7,052,638
                                                                                      -------------
  TOTAL ENERGY                                                                            9,060,088

FINANCIAL SERVICES - 16.4%
  INSURANCE - 12.3%
American Heritage Life Invest.       Life insurance                        289,700        7,079,544
Chartwell Re Corporation             P&C reinsurance                       157,600        3,743,000
CNA Surety Corp.                     Surety insurance                      351,900        5,542,425
Delphi Financial Group, Inc.(a)      Accident & health insurance           239,249       12,545,619
Financial Security Assurance
  Holdings                           Municipal bond insurance              140,800        7,638,400
Fremont General Corp.                Workers' comp. insurance              300,200        7,429,950
Horace Mann Educators Corp.          P&C insurance                         177,200        5,050,200
SCPIE Holdings Inc.                  Medical malpractice insurance         182,600        5,535,063
                                                                                      -------------
                                                                                         54,564,201

                       ANNUAL REPORT - DECEMBER 31, 1998                       9

- PORTFOLIO Holdings as of December 31, 1998 (continued)
------------------------------------------------------------------------

                                                   COMPANY                 NUMBER        MARKET
                                                 DESCRIPTION              OF SHARES       VALUE
                                     -----------------------------------  ---------   -------------
  OTHER FINANCIAL SERVICES - 4.1%
ARM Financial Group, Inc.            Investment products                   208,900    $   4,634,969
Heller Financial, Inc.               Commercial finance                    298,000        8,753,750
Raymond James Financial, Inc.        Investment services                   237,300        5,012,962
                                                                                      -------------
                                                                                         18,401,681
                                                                                      -------------
  TOTAL FINANCIAL SERVICES                                                               72,965,882

HEALTH CARE - 2.1%
  HEALTH CARE SERVICES - 2.1%
AmeriPath, Inc.(a)                   Physician practice mgt.               334,900        2,993,169
Trigon Healthcare, Inc.(a)           Health maintenance org.               174,400        6,507,300
                                                                                      -------------
                                                                                          9,500,469
MATERIALS & PROCESSING - 13.9%
  BUILDING/CONSTRUCTION PRODUCTS - 5.3%
American Homestar Corp.(a)           Manufactured housing                  224,000        3,360,000
Barnett Inc.(a)                      Hardware products                      91,100        1,252,625
Chicago Bridge & Iron Co.            Maker of steel tanks                  478,800        5,895,225
Dayton Superior Corp.(a)             Concrete accessories                  270,300        5,203,275
Interface, Inc.                      Carpet producer                       393,700        3,654,028
Nortek, Inc.(a)                      Building products                     160,700        4,439,338
                                                                                      -------------
                                                                                         23,804,491
  INDUSTRIAL PRODUCTS - 2.7%
Furon Company                        Polymer-based products                459,900        7,847,044
Lydall, Inc.(a)                      Specialty filtration products         345,700        4,105,187
                                                                                      -------------
                                                                                         11,952,231
  METAL FABRICATIONS - 1.8%
Citation Corp.(a)                    Castings manufacturer                 622,400        7,857,800

  PACKAGING/PAPER - 3.0%
Albany International Corp.(a)        Paper machine clothing                238,816        4,522,572
BWAY Corp.(a)                        Metal cans/containers                 273,600        4,121,100
Chesapeake Corp.                     Specialty paper/packaging              57,600        2,124,000
FiberMark, Inc.(a)                   Fiber-based materials                 184,300        2,511,087
                                                                                      -------------
                                                                                         13,278,759
  SPECIALTY CHEMICALS - 1.1%
Fuller Company (H.B.)                Adhesives and coatings                104,100        5,009,812
                                                                                      -------------
  TOTAL MATERIALS & PROCESSING                                                           61,903,093

PRODUCER DURABLES - 10.0%
  ELECTRICAL EQUIPMENT/PRODUCTS - 3.1%
Belden Inc.                          Wire & cable manufacturer              96,600        2,046,713
General Cable Corp.                  Wire & cable producer                 301,000        6,170,500
MagneTek, Inc.(a)                    Lighting, ballasts, motors            496,900        5,745,406
                                                                                      -------------
                                                                                         13,962,619

10                       ANNUAL REPORT - DECEMBER 31, 1998

------------------------------------------------------------------------

                                                   COMPANY                 NUMBER        MARKET
                                                 DESCRIPTION              OF SHARES       VALUE
                                     -----------------------------------  ---------   -------------
  MACHINERY - 2.5%
DT Industries, Inc.                  Packaging equipment                   303,200    $   4,775,400
National Equipment Services,
  Inc.(a)                            Equipment rental                      271,300        3,119,950
SunSource Inc.                       Conglomerate                          167,200        3,145,450
                                                                                      -------------
                                                                                         11,040,800
  OTHER PRODUCER DURABLES - 4.4%
EG&G, Inc.                           Conglomerate                          226,900        6,310,656
IDEX Corp.                           Specialty pump products               194,300        4,760,350
LSI Industries Inc.                  Lighting/graphics products            228,000        5,115,750
Tokheim Corp.(a)                     Gas station pumps/eqpt                341,900        3,333,525
                                                                                      -------------
                                                                                         19,520,281
                                                                                      -------------
  TOTAL PRODUCER DURABLES                                                                44,523,700

TECHNOLOGY - 6.5%
  ELECTRONIC COMPONENTS - 1.0%
Dallas Semiconductor Corp.           Electronic components                 107,400        4,376,550

  OTHER TECHNOLOGY - 5.5%
Black Box Corp.(a)                   Networking/communications             210,200        7,961,325
Imation Corp.(a)                     Data storage products                 321,400        5,624,500
National Data Corp.                  Health care information               111,100        5,409,181
PSC Inc.(a)                          Bar coding equipment                  307,900        2,925,050
Richardson Electronics, Ltd.         Distributes electronic components     269,700        2,595,863
                                                                                      -------------
                                                                                         24,515,919
                                                                                      -------------
  TOTAL TECHNOLOGY                                                                       28,892,469
                                                                                      -------------
TOTAL COMMON STOCKS - 92.8%
(Cost $397,600,587)                                                                     412,920,554

                       ANNUAL REPORT - DECEMBER 31, 1998                      11

- PORTFOLIO Holdings as of December 31, 1998 (continued)
------------------------------------------------------------------------

                                                                                         MARKET
                                                                                          VALUE
                                                                                      -------------
MONEY MARKET INSTRUMENTS(b)
Yield 5.23% to 5.30%
  due February 1999 to July 1999
  American Family Financial Services                                                  $     206,000
  General Mills, Inc.                                                                    11,448,384
  Pitney Bowes Credit Corp.                                                               9,943,257
  Sara Lee Corp.                                                                          3,724,305
  Warner Lambert Corp.                                                                      506,000
  Wisconsin Corp. Credit Union                                                            1,994,000
  Wisconsin Electric Power Corp.                                                            954,343
                                                                                      -------------
TOTAL MONEY MARKET INSTRUMENTS - 6.5%
(Cost: $28,776,289)                                                                      28,776,289
                                                                                      -------------
TOTAL INVESTMENTS - 99.3%
(Cost $426,376,876)                                                                     441,696,843

OTHER ASSETS LESS LIABILITIES - 0.7%                                                      3,326,779
                                                                                      -------------
NET ASSETS - 100.0%                                                                   $ 445,023,622
                                                                                      -------------
                                                                                      -------------

a Non-income producing security.
b Variable rate demand notes. Interest rates are reset every seven days. Rates disclosed represent rates in effect on December 31, 1998.
Based on cost of investments for federal income tax purposes of $426,376,876 on December 31, 1998, net unrealized appreciation was $15,319,967, consisting of gross unrealized appreciation of $66,743,622 and gross unrealized depreciation of $51,423,655.
See accompanying notes to financial statements.

12                       ANNUAL REPORT - DECEMBER 31, 1998

- STATEMENT of Assets & Liabilities as of December 31, 1998
------------------------------------------------------------------------

ASSETS
Investments, at value (Cost:
  $426,376,876)                                       $441,696,843
Receivable for:
  Securities sold                         $5,281,891
  Dividends and interest                     286,529
  Shares sold                                871,206     6,439,626
                                          ----------  ------------
Total assets                                           448,136,469

LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                    $  989,242
  Shares redeemed                          1,587,818
  Comprehensive management fee               535,787     3,112,847
                                          ----------  ------------
Net assets applicable to shares
  outstanding                                         $445,023,622
                                                      ------------
                                                      ------------
Shares outstanding--no par value
  (unlimited number of shares
  authorized)                                           22,496,196
                                                      ------------
                                                      ------------
PRICING OF SHARES
Net asset value, offering price and
  redemption price per share                          $      19.78
                                                      ------------
                                                      ------------
ANALYSIS OF NET ASSETS
Paid-in capital                                       $412,672,188
Undistributed net realized gain on sales
  of investments                                        17,031,467
Unrealized appreciation of investments                  15,319,967
                                                      ------------
Net assets applicable to shares
  outstanding                                         $445,023,622
                                                      ------------
                                                      ------------

See accompanying notes to financial statements.

                       ANNUAL REPORT - DECEMBER 31, 1998                      13

- STATEMENT of Operations Year Ended December 31, 1998
------------------------------------------------------------------------

Investment income
  Dividends                                         $  2,825,172
  Interest                                             1,854,780
                                                    ------------
Total investment income                                4,679,952

Expenses:
  Comprehensive management fee                         7,049,303
  Fees to unaffilliated trustees                          22,482
                                                    ------------
Total expenses                                         7,071,785
                                                    ------------
Net investment loss                                   (2,391,833)

Net realized and unrealized gain (loss) on
  investments:
  Net realized gain on sales of investments           23,823,435
  Net change in unrealized appreciation              (58,687,760)
                                                    ------------
Net realized and unrealized loss on investments      (34,864,325)
                                                    ------------
Net decrease in net assets resulting from
  operations                                        $(37,256,158)
                                                    ------------
                                                    ------------

See accompanying notes to financial statements.

14                       ANNUAL REPORT - DECEMBER 31, 1998

- STATEMENTS of Changes in Net Assets
---------------------------------------------

                                           YEAR ENDED     YEAR ENDED
                                            12/31/98       12/31/97
                                          -------------  ------------
From operations:
  Net investment loss                     $  (2,391,833) $ (1,451,263)
  Net realized gain on sales of
    investments                              23,823,435    54,539,741
  Net change in unrealized appreciation     (58,687,760)   45,751,321
                                          -------------  ------------
Net (decrease) increase in net assets
  resulting from operations                 (37,256,158)   98,839,799

Distributions to shareholders from net
  realized gains                             (7,028,589)  (54,133,704)

From share transactions:
  Proceeds from shares sold                 144,759,773   210,895,971
  Reinvestment of capital gain
    distribution                              6,858,335    52,981,301
  Payments for shares redeemed             (129,379,429)  (60,994,053)
                                          -------------  ------------
Net increase in net assets resulting
  from share transactions                    22,238,679   202,883,219
                                          -------------  ------------
Total (decrease) increase in net assets     (22,046,068)  247,589,314
Net assets at beginning year                467,069,690   219,480,376
                                          -------------  ------------
Net assets at end of year                 $ 445,023,622  $467,069,690
                                          -------------  ------------
                                          -------------  ------------

See accompanying notes to financial statements.

                       ANNUAL REPORT - DECEMBER 31, 1998                      15

- FINANCIAL Highlights
---------------------------------------------

                             YEAR      YEAR      YEAR      YEAR      YEAR
                            ENDED     ENDED     ENDED     ENDED     ENDED
                           12/31/98  12/31/97  12/31/96  12/31/95  12/31/94
                           ------------------------------------------------
Net asset value at
  beginning of year        $  21.66  $  18.16  $  16.79  $  15.64  $  17.83
                           --------  --------  --------  --------  --------
Income from Investment
  Operations
    Net investment loss       (0.11)    (0.07)    (0.04)    (0.06)    (0.08)
    Net realized and
      unrealized (loss)
      gain on investments     (1.45)     6.46      5.02      2.21     (0.18)
                           --------  --------  --------  --------  --------
      Total from
        investment
        operations            (1.56)     6.39      4.98      2.15     (0.26)
                           --------  --------  --------  --------  --------
Less distributions from
  net realized gains on
  investments                 (0.32)    (2.89)    (3.61)    (1.00)    (1.93)
                           --------  --------  --------  --------  --------
Net asset value at end of
  year                     $  19.78  $  21.66  $  18.16  $  16.79  $  15.64
                           --------  --------  --------  --------  --------
                           --------  --------  --------  --------  --------

Total Return                 (7.17%)   35.43%    30.37%    13.83%    (1.15%)

Ratios/Supplemental Data
  Ratio of expenses to
    average net assets        1.47%     1.48%     1.51%     1.51%     1.49%
  Ratio of net investment
    loss to average net
    assets                   (0.50%)   (0.41%)   (0.32%)   (0.35%)   (0.49%)
  Portfolio turnover rate       68%       62%      130%       71%       82%
  Net assets, end of year
    (in thousands)         $445,024  $467,070  $219,480  $174,899  $202,771
                           --------  --------  --------  --------  --------
                           --------  --------  --------  --------  --------

Effective August 31, 1995, the Fund's Investment Adviser changed from Mesirow Asset Management, Inc., to Skyline Asset Management, L.P.

See accompanying notes to financial statements.

16                       ANNUAL REPORT - DECEMBER 31, 1998

-NOTES to Financial Statements
---------------------------------------------

Skyline Funds is an open-end, diversified investment management company which consists of Special Equities Portfolio, Small Cap Value Plus (formerly Special Equities II), and Small Cap Contrarian. The Funds commenced public offering of their shares as follows: Special Equities Portfolio on April 23, 1987, Small Cap Value Plus on February 9, 1993, and Small Cap Contrarian on December 15, 1997. The following notes relate solely to the accompanying financial statements of Special Equities Portfolio ("Fund"). Skyline Special Equities Portfolio closed to new investors on January 30, 1997.

                                       1
                        SIGNIFICANT ACCOUNTING POLICIES

/ / SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by a pricing service. Variable rate demand notes are valued at cost which equals market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

/ / SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on money market instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

/ / FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central time), each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

/ / FEDERAL INCOME TAXES, DIVIDENDS, AND DISTRIBUTIONS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. Dividends are determined in accordance with tax principles which may treat certain transactions differently from generally accepted accounting principles.

                       ANNUAL REPORT - DECEMBER 31, 1998                      17

-NOTES to Financial Statements (continued)
------------------------------------------------------------------------

/ / EXPENSES - Expenses arising in connection with a Fund are allocated to that Fund. Other Skyline Funds' expenses, such as trustees' fees, are allocated among the three Skyline Funds.

                                       2
                          TRANSACTIONS WITH AFFILIATES

The Fund's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee charged for the year ended December 31, 1998 was $7,049,303.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser.

For the year ended December 31, 1998, the Fund paid fees of $22,971 to its unaffiliated trustees.

                                       3
                               SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statements of changes in net assets were as follows:

                                               Year Ended   Year Ended
                                                12/31/98     12/31/97
                                               ------------------------
Shares sold                                     6,883,008    9,851,723
Shares issued for reinvestment of dividends       354,028    2,483,873
                                               -----------  -----------
                                                7,237,036   12,335,596
Less shares redeemed                           (6,307,941)  (2,855,781)
                                               -----------  -----------
Net increase in shares outstanding                929,095    9,479,815
                                               -----------  -----------
                                               -----------  -----------

                                       4
                            INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the year ended December 31, 1998, were as follows:

Cost of purchases                $ 312,797,833
Proceeds from sales                306,668,148

18                       ANNUAL REPORT - DECEMBER 31, 1998

- REPORT of Independent Auditors
---------------------------------------------

To the Shareholders of Skyline Special Equities Portfolio and the Board of Trustees of Skyline Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Skyline Special Equities Portfolio as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Special Equities Portfolio at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP
Chicago, Illinois
January 25, 1999

                       ANNUAL REPORT - DECEMBER 31, 1998                      19

- FEDERAL Tax Status of 1998 Dividends
---------------------------------------------

Capital gain dividends paid to you, whether received in cash or reinvested in shares, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. Short-term capital gain dividends paid to you are taxable as ordinary income. Long-term capital gain dividends paid to you are taxable as long-term capital gain income regardless of how long you have held Fund shares.

- REPORT of Results of Shareholder Meeting
---------------------------------------------

On August 28, 1998, Skyline Funds held a Special Meeting of Shareholders at which the Fund's shareholders approved a new investment advisory agreement between the Fund and Skyline Asset Management, L.P. (the "Adviser") without any substantive changes from the agreement with the Adviser that existed prior to the Special Meeting and elected Richard K. Pearson to the Board of Trustees. The members of the Board of Trustees who continued in office after the meeting are William L. Achenbach, William M. Dutton, Paul J. Finnegan and David A. Martin. The holders of the majority of the outstanding shares of the Fund approved the new investment advisory agreement by the votes shown below:

For              15,341,035
Against             181,906
Abstain             146,696
Total            15,669,637

The holders of the majority of the shares of all Funds voting together elected Mr. Pearson to the Board of Trustees by the votes shown below:

For              23,261,507
Withheld            511,956
Total            23,773,463

- REPORT for the Year Ended December 31, 1998
---------------------------------------------

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Fund.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.

20                       ANNUAL REPORT - DECEMBER 31, 1998

For 24-hour account information CALL: 1.800.828.2SKY
                                      (1.800.828.2759)

To speak with a Skyline Funds Representative during
normal business hours CALL: 1.800.828.2SKY and press 0 when prompted.
------------------------------------------------

                              [SKYLINE FUNDS LOGO]

                             311 South Wacker Drive
                                   Suite 4500
                            Chicago, Illinois 60606